SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                               FORM 8-K/A


            Current Report Pursuant to Section 13 or 15(d) of

                   The Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported):   February 11, 2003

                    AMERIMMUNE PHARMACEUTICALS, INC.

         (Exact name of registrant as specified in its charter)

         COLORADO                            0-22865                           84-1044910
(State or other jurisdiction)   (Commission identification number)   (I.R.S. identification number)


              2325A Renaissance Drive, Las Vegas, NV 89119

                (Address of principal executive offices)

   Issuer's telephone number, including area code:      (805) 497-7252

ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

On February 13, 2003, Amerimmune Pharmaceuticals, Inc. (the "Company") filed a current report on Form 8-K. The Company is filing this amendment to the Form 8-K to make certain corrections.

On February 11, 2003, Amerimmune Pharmaceuticals, Inc., (the "Company") dismissed Ernst & Young, LLP (the "Former Auditor") as its independent auditor. The Former Auditor's audit reports on the Company's financial statements for the year ended March 31, 2002 and March 31, 2001, were included in the Company's Form 10-KSB, which was filed on June 13, 2002 (amended report filed on December 30, 2002). Neither of the audit reports contained an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope, or accounting principles, except that the audit opinions contained an additional paragraph regarding the uncertainty of the Company's ability to continue as a going concern.

The decision to dismiss the Former Auditor was approved by the Company's Board of Directors.

The Company's decision to dismiss the Former Auditor resulted from Management's need to work with a local firm located in the same city as the principal executive office.

In connection with the audits of the Company's financial statements for each of the two fiscal years ended March 31, 2002 and in the subsequent interim period ended February 11, 2003, there were no disagreements with Ernst & Young, LLP, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated February 24 is filed as Exhibit 16 to this Form 8-K.

None of the reportable events described under Item 304 (a) (1) (v) of Regulation S-K occurred within the two most recent fiscal years ended March 31, 2002 or within the interim period ended February 11, 2003.

On February 12, 2003 the Company engaged Piercy Bowler, Taylor & Kern, Certified Public Accountants Ltd. as its new independent auditor (the "New Auditor") to audit the Company's financial statements for the year ended March 31, 2003. The appointment of the New Auditor was approved by the Company's Board of Directors. During the two most recent fiscal years ended March 31, 2002, and the subsequent period through the date hereof, we did not consult with Piercy Bowler, Taylor & Kern, Certified Public Accountants Ltd. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
          (c)  Exhibits

               16   Letter from Ernst & Young LLP dated February 24, 2003

                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the issuer has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 24, 2003            Amerimmune Pharmaceuticals, Inc.

                                   By:  /s/ Rex Lewis
                                   ------------------
                                   Rex Lewis
                                   Chief Executive Officer

                                   By:  /s/ Kenneth M. Collins
                                   ---------------------------
                                   Kenneth M. Collins
                                   Chief Financial Officer